Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2018			2017						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
Sales	$10,037	$10,465	$20,502	$9,434	$9,930	$19,365	$10,325	$10,433	$40,122	5%	6%

Costs, Expenses and Other
Materials and production	3,184	3,417	6,601	3,049	3,116	6,165	3,307	3,440	12,912	10%	7%
Marketing and administrative	2,508	2,508	5,016	2,472	2,500	4,972	2,459	2,643	10,074	—	1%
Research and development	3,196	2,274	5,470	1,830	1,782	3,612	4,413	2,314	10,339	28%	51%
Restructuring costs	95	228	323	151	166	317	153	306	776	37%	2%
Other (income) expense, net	(291)	(48)	(340)	(71)	(73)	(143)	(207)	(149)	(500)	-34%	*
Income Before Taxes	1,345	2,086	3,432	2,003	2,439	4,442	200	1,879	6,521	-14%	-23%
Taxes on Income	604	370	975	447	488	935	251	2,917	4,103
Net Income (Loss)	741	1,716	2,457	1,556	1,951	3,507	(51)	(1,038)	2,418	-12%	-30%
Less: Net Income Attributable to Noncontrolling Interests	5	9	14	5	5	11	5	8	24
Net Income (Loss) Attributable to Merck & Co., Inc.	$736	$1,707	$2,443	$1,551	$1,946	$3,496	$(56)	$(1,046)	$2,394	-12%	-30%
Earnings (Loss) per Common Share Assuming Dilution (1)	$0.27	$0.63	$0.90	$0.56	$0.71	$1.27	$(0.02)	$(0.39)	$0.87	-11%	-29%

Average Shares Outstanding Assuming Dilution (1)	2,710	2,696	2,702	2,766	2,752	2,759	2,727	2,715	2,748
Tax Rate	44.9%	17.8%	28.4%	22.3%	20.0%	21.0%	125.5%	155.2%	62.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

On January 1, 2018, the company adopted a new accounting standard related to defined benefit plans that requires the components of net benefit cost/credit (other than service costs) be presented in the statement of income outside of operating expenses. Upon adoption, net periodic benefit cost/credit other than service cost was reclassified to Other (income) expense, net from the previous classifications within Materials and production costs, Marketing and administrative expenses and Research and development costs.  Previously reported amounts have been reclassified to conform to the new presentation. There was no impact to net income as a result of adopting the new standard.

(1) Because the company recorded a net loss in the third and fourth quarters of 2017, no potential dilutive common shares were used in the computations of loss per common share assuming dilution as the effects would have been anti-dilutive.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2017

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items		Adjustment Subtotal	Non-GAAP

Materials and production	$3,116	827		33				860	$2,256
Marketing and administrative	2,500	9		2				11	2,489
Research and development	1,782	7		9				16	1,766
Restructuring costs	166			166				166	—
Other (income) expense, net	(73)	39						39	(112)
Income Before Taxes	2,439	(882)		(210)				(1,092)	3,531
Income Tax Provision (Benefit)	488	(127	)(3)	(45	)(3)	(88	)(4)	(260)	748
Net Income	1,951	(755)		(165)		88		(832)	2,783
Net Income Attributable to Merck & Co., Inc.	1,946	(755)		(165)		88		(832)	2,778
Earnings per Common Share Assuming Dilution	$0.71	(0.27)		(0.06)		0.03		(0.30)	$1.01

Tax Rate	20.0%								21.2%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs primarily reflect $779 million of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as an intangible asset impairment charge of $47 million.  Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses primarily reflect an increase in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net reflect an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Represents a tax benefit related to the settlement of a state income tax issue.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2017

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items		Adjustment Subtotal	Non-GAAP

Materials and production	$6,165	1,682		96				1,778	$4,387
Marketing and administrative	4,972	29		3				32	4,940
Research and development	3,612	18		9				27	3,585
Restructuring costs	317			317				317	—
Other (income) expense, net	(143)	36				(9)		27	(170)
Income Before Taxes	4,442	(1,765)		(425)		9		(2,181)	6,623
Income Tax Provision (Benefit)	935	(285	)(3)	(93	)(3)	(85	)(4)	(463)	1,398
Net Income	3,507	(1,480)		(332)		94		(1,718)	5,225
Net Income Attributable to Merck & Co., Inc.	3,496	(1,480)		(332)		94		(1,718)	5,214
Earnings per Common Share Assuming Dilution	$1.27	(0.53)		(0.12)		0.03		(0.62)	$1.89

Tax Rate	21.0%								21.1%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs primarily reflect $1.6 billion of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as intangible asset impairment charges of $123 million.  Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses primarily reflect an increase in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net reflect an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments, as well as a tax benefit of $88 million related to the settlement of a state income tax issue.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2018
(AMOUNTS IN MILLIONS)

(UNAUDITED)
Table 3a

	Global			U.S.			International
	2Q 2018	2Q 2017	% Change	2Q 2018	2Q 2017	% Change	2Q 2018	2Q 2017	% Change
TOTAL SALES (1)	$10,465	$9,930	5	$4,243	$4,308	-2	$6,222	$5,623	11
PHARMACEUTICAL	9,282	8,759	6	3,822	3,929	-3	5,461	4,830	13
Oncology
Keytruda	1,667	881	89	959	556	73	707	325	118
Emend	148	143	3	89	83	7	59	60	-3
Temodar	56	65	-13	1	3	-60	54	61	-11
Alliance Revenue - Lynparza	44			31			13
Alliance Revenue - Lenvima	35						35
Vaccines (2)
Gardasil / Gardasil 9	608	469	30	302	312	-3	306	156	96
ProQuad / M-M-R II / Varivax	426	399	7	356	341	4	70	58	20
Pneumovax 23	193	166	16	122	104	17	71	61	16
RotaTeq	156	123	27	99	72	38	57	51	11
Zostavax	44	160	-73	1	107	-99	43	52	-18
Hospital Acute Care
Bridion	240	163	48	95	54	78	145	109	33
Noxafil	188	155	21	87	77	13	100	78	29
Invanz	149	150	-1	87	93	-7	63	57	9
Cubicin	94	103	-9	48	53	-9	46	50	-8
Cancidas	87	112	-23	4	6	-36	83	106	-22
Primaxin	68	71	-4		1	-90	68	70	-3
Immunology
Simponi	233	199	17				233	199	17
Remicade	157	208	-24				157	208	-24
Neuroscience
Belsomra	71	52	35	29	25	16	42	28	52
Virology
Isentress / Isentress HD	305	282	8	132	136	-3	174	146	19
Zepatier	113	517	-78	(10)	256	-104	123	261	-53
Cardiovascular
Zetia	226	367	-39	8	122	-93	218	246	-11
Vytorin	155	182	-15	3	30	-91	152	152	1
Atozet	101	63	62				101	63	62
Adempas	75	67	13				75	67	13
Diabetes (3)
Januvia	949	948		503	541	-7	446	407	10
Janumet	585	563	4	209	248	-16	377	315	20
Women’s Health
NuvaRing	236	199	18	187	153	22	49	47	4
Implanon / Nexplanon	174	178	-3	114	125	-9	60	53	14
Diversified Brands
Singulair	185	203	-9	5	6	-20	180	197	-9
Cozaar / Hyzaar	125	119	5	7	3	170	118	116	1
Arcoxia	84	89	-6				84	89	-6
Nasonex	81	85	-5		21	-98	81	64	26
Follistim AQ	70	79	-11	27	32	-16	43	47	-8
Fosamax	59	66	-11	3	2	74	56	65	-13
Dulera	42	69	-39	35	63	-46	7	5	39
Other Pharmaceutical (4)	1,053	1,064	-1	289	304	-5	765	761	1
ANIMAL HEALTH	1,090	955	14	311	270	15	779	685	14
Livestock	633	582	9	107	103	4	526	479	10
Companion Animals	457	373	23	204	167	22	253	206	23
Other Revenues (5)	93	216	-57	110	109	1	(18)	106	-117

(1) Only select products are shown.

(2) Total Vaccines sales were $1,533 million and $1,404 million on a global basis for second quarter 2018 and 2017, respectively.

(3) Total Diabetes sales were $1,571 million and $1,520 million on a global basis for second quarter 2018 and 2017, respectively.

(4) Includes Pharmaceutical products not individually shown above.

(5) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2018
(AMOUNTS IN MILLIONS)

(UNAUDITED)
Table 3b

	Global			U.S.			International
	June YTD	June YTD		June YTD	June YTD		June YTD	June YTD
	2018	2017	% Change	2018	2017	% Change	2018	2017	% Change
TOTAL SALES (1)	$20,502	$19,365	6	$8,376	$8,503	-1	$12,126	$10,862	12
PHARMACEUTICAL	18,201	16,944	7	7,538	7,690	-2	10,663	9,255	15
Oncology
Keytruda	3,131	1,465	114	1,797	917	96	1,333	547	144
Emend	273	276	-1	168	169		105	107	-2
Temodar	113	130	-13	2	4	-42	111	126	-12
Alliance Revenue - Lynparza	76			55			22
Alliance Revenue - Lenvima	35						35
Vaccines (2)
Gardasil / Gardasil 9	1,269	1,001	27	682	711	-4	586	290	102
ProQuad / M-M-R II / Varivax	818	754	8	668	639	5	150	115	30
Pneumovax 23	372	329	13	234	219	7	137	110	24
RotaTeq	349	347	1	250	251		99	96	3
Zostavax	108	313	-65	17	216	-92	91	97	-6
Hospital Acute Care
Bridion	444	310	43	175	99	77	269	211	27
Noxafil	363	296	23	168	142	19	195	154	26
Invanz	300	286	5	177	175	1	123	111	10
Cubicin	192	198	-3	95	107	-11	97	92	6
Cancidas	178	233	-24	7	11	-35	171	222	-23
Primaxin	140	133	5	5	2	*	135	132	2
Immunology
Simponi	464	383	21				464	383	21
Remicade	324	437	-26				324	437	-26
Neuroscience
Belsomra	125	94	33	52	45	15	73	49	50
Virology
Isentress / Isentress HD	586	587		260	279	-7	326	308	6
Zepatier	243	895	-73	(10)	455	-102	253	440	-42
Cardiovascular
Zetia	531	701	-24	25	233	-89	505	468	8
Vytorin	322	423	-24	11	120	-91	311	303	3
Atozet	174	112	55				174	112	55
Adempas	143	151	-5				143	151	-5
Diabetes (3)
Januvia	1,829	1,787	2	968	1,048	-8	862	740	17
Janumet	1,129	1,059	7	401	442	-9	729	617	18
Women’s Health
NuvaRing	452	359	26	357	265	35	95	94	1
Implanon / Nexplanon	348	349		242	257	-6	106	92	16
Diversified Brands
Singulair	360	389	-7	11	12	-11	350	377	-7
Cozaar / Hyzaar	245	231	6	14	6	150	231	226	2
Nasonex	203	224	-9	2	39	-95	201	185	9
Arcoxia	166	192	-13				166	192	-13
Follistim AQ	138	160	-14	56	74	-24	81	86	-5
Fosamax	114	127	-10	1	3	-63	113	124	-9
Dulera	99	151	-35	85	139	-39	14	12	18
Other Pharmaceutical (4)	2,045	2,062	-1	563	611	-8	1,483	1,449	2
ANIMAL HEALTH	2,155	1,894	14	618	553	12	1,537	1,341	15
Livestock	1,286	1,161	11	231	223	4	1,055	938	12
Companion Animals	869	733	18	387	330	17	482	403	20
Other Revenues (5)	146	527	-72	220	260	-15	(74)	266	-128

* 200% or greater

(1) Only select products are shown.

(2) Total Vaccines sales were $3,094 million and $2,919 million on a global basis for June YTD 2018 and 2017, respectively.

(3) Total Diabetes sales were $3,003 million and $2,858 million on a global basis for June YTD 2018 and 2017, respectively.

(4) Includes Pharmaceutical products not individually shown above.

(5) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3c

	2018			2017						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q
TOTAL PHARMACEUTICAL	$8,919	$9,282	$18,201	$8,185	$8,759	$16,944	$9,156	$9,290	$35,390	6

United States	3,716	3,822	7,538	3,761	3,929	7,690	4,197	3,967	15,854	-3
% Pharmaceutical Sales	41.7%	41.2%	41.4%	45.9%	44.9%	45.4%	45.8%	42.7%	44.8%

Europe (1)	2,402	2,322	4,724	1,977	2,082	4,059	2,174	2,290	8,522	12
% Pharmaceutical Sales	26.9%	25.0%	26.0%	24.2%	23.8%	24.0%	23.7%	24.7%	24.1%

Japan	718	834	1,552	688	818	1,507	756	780	3,043	2
% Pharmaceutical Sales	8.1%	9.0%	8.5%	8.4%	9.3%	8.9%	8.3%	8.4%	8.6%

Asia Pacific	1,112	1,224	2,336	889	946	1,835	994	1,054	3,883	29
% Pharmaceutical Sales	12.5%	13.2%	12.8%	10.9%	10.8%	10.8%	10.9%	11.3%	11.0%

China	459	530	989	328	353	681	377	439	1,497	50

Latin America	398	459	856	375	462	837	451	547	1,836	-1
% Pharmaceutical Sales	4.5%	4.9%	4.7%	4.6%	5.3%	4.9%	4.9%	5.9%	5.2%

Eastern Europe/Middle East Africa	335	356	691	255	314	569	349	397	1,314	13
% Pharmaceutical Sales	3.8%	3.8%	3.8%	3.1%	3.6%	3.4%	3.8%	4.3%	3.7%

Canada	196	192	388	182	171	353	193	193	739	12
% Pharmaceutical Sales	2.2%	2.1%	2.1%	2.2%	2.0%	2.1%	2.1%	2.1%	2.1%

Other	42	73	116	58	37	94	42	62	199	97
% Pharmaceutical Sales	0.5%	0.8%	0.6%	0.7%	0.4%	0.6%	0.5%	0.7%	0.6%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	2Q18	2Q17	June YTD 2018	June YTD 2017
Interest income	$(81)	$(96)	$(165)	$(194)
Interest expense	194	193	379	375
Exchange losses	71	19	77	11
Equity (income) losses from affiliates	(64)	(5)	(12)	8
Net periodic defined benefit plan (credit) cost other than service cost	(130)	(131)	(265)	(260)
Other, net	(38)	(53)	(354)	(83)
Total	$(48)	$(73)	$(340)	$(143)

On January 1, 2018, the company adopted a new accounting standard related to defined benefit plans that requires the components of net benefit cost/credit (other than service costs) be presented in the statement of income outside of operating expenses. Upon adoption, net periodic benefit cost/credit other than service cost was reclassified to Other (income) expense, net from the previous classifications within Materials and production costs, Marketing and administrative expenses and Research and development costs.  Previously reported amounts have been reclassified to conform to the new presentation. There was no impact to net income as a result of adopting the new standard.